EXECUTION VERSION
AMENDMENT
AMENDMENT, dated as of February 21, 2018 (this “Amendment”), to the Credit Agreement, dated as of March 19, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended hereby, the “Amended Credit Agreement”), among MALLINCKRODT PLC, a public limited company incorporated in Ireland with registered number 522227 (the “Parent”), MALLINCKRODT INTERNATIONAL FINANCE S.A., a public limited liability company (société anonyme) incorporated under the laws of the Grand Duchy of Luxembourg (“Luxembourg”), having its registered office at 124, boulevard de la Pétrusse, L-2330 Luxembourg, and registered with the Luxembourg Trade and Companies Register (R.C.S. Luxembourg) under number B 172.865 (the “Lux Borrower”), MALLINCKRODT CB LLC, a Delaware limited liability company (the “Co-Borrower”), the LENDERS party thereto from time to time, and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders.
W I T N E S S E T H:
WHEREAS, the Parent, the Lux Borrower, the Co-Borrower and the Additional Borrowers (together with the Lux Borrower and the Co-Borrower, the “Borrowers”) have requested, and the Revolving Facility Lenders party hereto and the Administrative Agent have agreed to make, certain amendments to Section 6.12 of the Credit Agreement as set forth herein in accordance with the terms of Section 9.08(b)(y) of the Credit Agreement and subject to the terms and conditions set forth herein;
NOW, THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I

Defined Terms
Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.
ARTICLE II

Amendments
Subject to the occurrence of the Amendment Effective Date (as defined below), Section 6.12 of the Credit Agreement is hereby amended by inserting the following text directly after the chart contained therein:
“Notwithstanding anything to the contrary in this Agreement or in any classification under GAAP as discontinued operations of any Person, business, assets or operations in respect of which a definitive agreement for the Disposition thereof has been entered into,

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solely for purposes of this Section 6.12 and the calculation of the Total Net Leverage Ratio set forth herein, no pro forma effect shall be given to any such discontinued operations (and the Net Income, Consolidated Net Income and/or Adjusted Consolidated EBITDA attributable to any such Person, business, assets or operations shall not be excluded for any purposes hereunder) until such Disposition shall have been consummated. Additionally, solely with respect to the specialty generics business of the Parent and its Subsidiaries (or any portion thereof or any related assets), notwithstanding anything to the contrary in this Agreement or in any classification under GAAP as discontinued operations of such business (or such portion thereof or such related assets), solely for purposes of this Section 6.12 and the calculation of the Total Net Leverage Ratio set forth herein, no pro forma effect shall be given to any such discontinued operations (and the Net Income, Consolidated Net Income and/or Adjusted Consolidated EBITDA attributable to such business (or such portion thereof or such related assets) shall not be excluded for any purposes hereunder by reason of having been classified as discontinued operations) until a Disposition of such business (or such portion thereof or such related assets) shall have been consummated.”
ARTICLE III

Conditions to Effectiveness
This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received from the Parent, each Borrower and Revolving Facility Lenders constituting the Required Revolving Facility Lenders (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Amendment by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Amendment.
ARTICLE IV

Representations and Warranties
After giving effect to the amendments contained herein, on the Amendment Effective Date, the Parent and each of the Borrowers hereby represents and warrants that: (a) the execution, delivery and performance by the Parent or such Borrower (as applicable) of this Amendment has been duly authorized by all corporate, stockholder, partnership, limited liability company or other organizational action required to be obtained by the Parent or such Borrower (as applicable), (b) this Amendment has been executed and delivered by the Parent and such Borrower (as applicable) and constitutes the legal, valid and binding obligations of the Parent and such Borrower (as applicable) enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (iii) implied covenants of good faith and fair dealing, (iv) the need for filings and registrations necessary to

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perfect the Liens on the Collateral granted by the Parent or such Borrower (as applicable) in favor of the Collateral Agent, and (v) the effect of any Requirements of Law as they relate to pledges of Equity Interests in Subsidiaries organized outside of the United States (other than pledges made under the laws of the jurisdiction of formation of the issuer of such Equity Interests), and (c) no Event of Default or Default shall have occurred and be continuing.
ARTICLE V

Miscellaneous
Section 5.1.    Continuing Effect; No Other Amendments or Waivers. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. This Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement and the other Loan Documents.
Section 5.2.    Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
Section 5.3.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
Section 5.4.    Effect of Amendment. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.
MALLINCKRODT PLC
By:     /s/ John Einwalter
Name: John Einwalter
Title: Vice President & Treasurer
MALLINCKRODT INTERNATIONAL
FINANCE S.A.
By:     /s/ John Einwalter
Name: John Einwalter
Title: Director
MALLINCKRODT CB LLC
By:     /s/ John Einwalter
Name: John Einwalter
Title: Vice President & Treasurer
MALLINCKRODT ARD HOLDINGS INC.
By:     /s/ John Einwalter
Name: John Einwalter
Title: Vice President & Treasurer
MALLINCKRODT US HOLDINGS INC.
By:     /s/ John Einwalter_____________
Name: John Einwalter
Title: Vice President & Treasurer
MEH, INC.
By:     /s/ John Einwalter
Name: John Einwalter
Title: Vice President & Treasurer

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and Revolving Facility Lender
By:        /s/ Marcus Tarkington
    Name: Marcus Tarkington
    Title: Director
By:        /s/ Anca Trifan
    Name: Anca Trifan
    Title: Managing Director

BARCLAYS BANK PLC, as Revolving Facility Lender
By:        /s/ Craig Malloy
    Name: Craig Malloy
    Title: Director

CITIBANK, N.A., as Revolving Facility Lender
By:        /s/ Patricia Guerra Heh
    Name: Patricia Guerra Heh
    Title: Vice President
[By:    _____________________________________
    Name:
    Title:]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Revolving Facility Lender
By:        /s/ Christopher Day
    Name: Christopher Day
    Title: Authorized Signatory
By:        /s/ Brady Bingham
    Name: Brady Bingham
    Title: Authorized Signatory

Goldman Sachs Bank USA,
as Revolving Facility Lender
By:        /s/ Charles D. Johnston
    Name: Charles D. Johnston
    Title: Authorized Signatory

MORGAN STANLEY BANK, N.A., as Revolving Facility Lender
By:        /s/ Alice Lee
    Name: Alice Lee
    Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Revolving Facility Lender
By:        /s/ Jordan Harris
    Name: Jordan Harris
    Title: Director

MIZUHO BANK, LTD., as Revolving Facility Lender
By:        /s/ Bertram H. Tang
    Name: Bertram H. Tang
    Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION, as Revolving Facility Lender
By:        /s/ Caleb A. Shapkoff
    Name: Caleb A. Shapkoff
    Title: Vice President

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